Restructuring Activities	12 Months Ended
Dec. 31, 2015
Restructuring Activities [Abstract]
Restructuring Activities [Text Block]
RESTRUCTURING ACTIVITIES

2015 Ipoh Plan
On July 30, 2015, the Board of Directors of the Company authorized the closure of our Ipoh, Malaysia facility ("2015 Ipoh Plan"), which produces 200 millimeter ("mm") semiconductor wafers. This action is being taken to consolidate the Company’s manufacturing footprint and is consistent with our continued efforts to improve operational efficiencies, maximize capacity utilization across the Company's geographic platforms, and lower costs. The consolidation will include the transitioning of 200mm wafering activities from our Ipoh facility to Novara, Italy and other operating facilities. This action will affect approximately 650 employees at the Ipoh facility and will be largely complete by the end of 2016. Charges related to the 2015 Ipoh Plan are included within restructuring charges (reversals) and long-lived impairment charges in the consolidated statements of operations.
Details of the 2015 expenses, cash payments, and expected costs incurred related to the 2015 Ipoh Plan are set out in the following table:

					As of December 31, 2015
In millions	Accrued January 1, 2015	Year-to-date Restructuring Charges	Cash Payments	Accrued December 31, 2015	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2015 Ipoh Plan
Severance and employee benefits	$—	$3.1	$(0.2)	$2.9	$3.1	$4.5
Contract termination	—	—	—	—	—	0.6
Other	—	—	—	—	—	7.7
Total	$—	$3.1	$(0.2)	$2.9	$3.1	$12.8

The decision to close the Ipoh facility triggered an interim impairment analysis, resulting in the recording of $56.7 million of long-lived asset impairment charges for the year ended December 31, 2015. The impairment charges included $36.9 million related to buildings, $16.0 million related to machinery and equipment, and $3.8 million related to our inventory of spare parts for machinery and equipment stores. These charges are recognized as long-lived asset impairment charges in our consolidated statements of operations. Impairment charges were measured based on the amount by which the carrying value of these assets exceeded their estimated fair value after consideration of their future cash flows using management's assumptions and an independent valuation report for the buildings (Level 3 assumptions).

2014 Consolidation of Crystal and Other Activities
We announced a plan to consolidate our crystal operations during the first quarter of 2014. The consolidation included transitioning small diameter crystal activities from our St. Peters, Missouri facility to other crystal facilities in South Korea, Taiwan, and Italy. The consolidation of crystal activities affected approximately 120 employees in St. Peters. Net restructuring charges of $1.9 million were recorded for the year ended December 31, 2015. Restructuring charges in the amount of $3.9 million were recorded for the year ended December 31, 2014, most of which was incurred during the first quarter of 2014. These charges are included within restructuring charges (reversals) in the consolidated statements of operations. We also recorded long-lived asset impairment charges of $4.0 million for the year ended December 31, 2015, recorded mostly in the fourth quarter, and $2.0 million for the year ended December 31, 2014, related to the consolidation of the semiconductor crystal operations.
We initiated the termination of certain employees as part of a workforce restructuring plan on December 18, 2014. The plan was designed to realign our workforce, improve profitability, and support new growth opportunities. The plan resulted in a total reduction of approximately 120 positions, a majority of which were employed outside of the U.S. This plan was substantially completed by December 31, 2015. We recorded restructuring charges of $2.1 million and $2.5 million for the years ended December 31, 2015 and 2014, respectively, in connection with this workforce restructuring.
Total cash payments related to the 2014 consolidation of crystal and other activities in 2015 and 2014 were $9.0 million and $0.4 million, respectively.

2011 Global Plan
The semiconductor industry experienced a downturn during the second half of 2011. In response, we committed to a series of actions in December 2011 to reduce our global workforce, right-size production capacity, and accelerate operating cost reductions in 2012 and beyond (the "2011 Global Plan") in order to better align our business to then-current and expected market conditions in the semiconductor market, as well as to improve our overall cost competitiveness and cash flows.
Details of the 2013 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

							As of December 31, 2013
In millions	Accrued December 31, 2012	Year-to-date Restructuring Reversals	Cash Payments	Non-Cash Settlements	Currency	Accrued December 31, 2013	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$31.0	$(11.5)	$(0.7)	$—	$2.2	$21.0	$36.6	$36.6
Contract termination	69.5	—	(59.4)	—	0.4	10.5	106.5	106.5
Other	37.0	(1.5)	(4.8)	(7.6)	1.1	24.2	37.9	37.9
Total	$137.5	$(13.0)	$(64.9)	$(7.6)	$3.7	$55.7	$181.0	$181.0

During the year ended December 31, 2013, $75.9 million of income was recorded within restructuring charges (reversals) in the combined statement of operations pertaining to the 2011 Global Plan, which primarily consisted of $62.9 million of income associated with the favorable settlement of a polysilicon supply agreement with a subsidiary of SunEdison, with an offset to accounts receivable, affiliate in the combined balance sheet relating to the shuttering of our Merano, Italy polysilicon facility. The remaining income recorded within restructuring charges (reversals) relates to net reversals of costs due to settlements of certain obligations and changes in estimates pertaining to severance, offset by immaterial expenses related to various restructuring activities.
Management concluded an analysis in the fourth quarter of 2013 as to whether to restart the Merano, Italy polysilicon facility and determined that, based on developments and market conditions, restarting the facility was not aligned with our business strategy. Accordingly, we decided to indefinitely close that facility and the related chlorosilanes facility (together, the "facilities"). We recorded $33.6 million of non-cash impairment charges to write down these assets to their then-current estimated salvage value in the fourth quarter of 2013 as a result.
Details of the 2014 expenses, cash payments, and expected costs incurred related to the 2011 Global Plan are set out in the following table:

							As of December 31, 2014
In millions	Accrued December 31, 2013	Year-to-date Restructuring Reversals	Cash Payments	Non-cash Settlements	Currency	Accrued December 31, 2014	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$21.0	$(14.3)	$(3.3)	$(0.9)	$(1.8)	$0.7	$22.3	$22.3
Contract termination	10.5	—	(10.5)	—	—	—	106.5	106.5
Other	24.2	(0.3)	(12.7)	2.0	(1.7)	11.5	37.6	37.6
Total	$55.7	$(14.6)	$(26.5)	$1.1	$(3.5)	$12.2	$166.4	$166.4

We recorded net restructuring reversals of $14.4 million for the year ended December 31, 2014, due primarily to a favorable settlement of a polysilicon supply agreement that was negotiated in 2013 with a subsidiary of SunEdison, but settled during the first half of 2014, and $12.0 million of severance reversals, as discussed below. The favorable settlement with a subsidiary of SunEdison was recorded within restructuring reversals in the consolidated statement of operations with an offset to accounts receivable, affiliate in the consolidated balance sheet, and thus is not reflected in the table above. This favorable settlement with a subsidiary of SunEdison is not reflected in the consolidated statement of cash flows as it was a non-cash transaction. Other revisions to our estimated restructuring liabilities included $2.6 million of net reversals which were recorded during the year ended December 31, 2014 due to actual results differing from our previous estimates.
We executed a favorable settlement of a polysilicon supply agreement with a subsidiary of SunEdison during the second quarter of 2014. This settlement resulted in non-cash capital contributions in the form of intercompany debt forgiveness, which did not change the statement of operations, but increased shareholders' equity by $32.3 million. Because this is a non-cash transaction, the Company recorded a net increase in net parent investment of $32.3 million, which is not reflected in the consolidated statement of cash flows or the table above.
We received offers of interest to purchase our indefinitely-closed Merano, Italy facilities during the third quarter of 2014. These offers indicated to us that the carrying value of the assets exceeded their estimated fair value. We recorded $57.3 million of non-cash charges to write down these assets to their estimated fair value as a result of an impairment analysis. These charges were recognized as long-lived asset impairment charges in our consolidated statement of operations. Impairment charges were measured based on the amount by which the carrying value of these assets exceeded their estimated fair value after consideration of their future cash flows using management's assumptions (Level 3).
In December 2014, we closed the sale of the Merano, Italy facilities. The facilities were sold to a third party for 10.0 million euro ("EUR"). No cash payment was received at the date of closing and the purchase consideration will be paid to us over ten years. In connection with the sales transaction, we provided the buyer with loans totaling EUR 7.5 million which will be repaid over nine years. We accounted for this transaction in accordance with the deposit method of real estate accounting. We recognized a $4.7 million loss on sale of property, plant, and equipment for the year ended December 31, 2014 related to this sales transaction. As a result of the sales transaction, we have a variable interest in the newly-created entity that purchased the facilities. We are not the primary beneficiary because we do not have controlling financial interest in this variable interest entity (“VIE”) in 2015 or 2014 and have, therefore, not consolidated this VIE. The carrying amounts of the facilities’ assets and liabilities sold to the VIE were EUR 15.8 million and EUR 5.4 million, respectively, which are recorded in our consolidated balance sheet. Our maximum exposure to loss as a result of our involvement with the VIE is EUR 9.6 million, which is comprised of EUR 10.0 million purchase price receivable and the EUR 7.5 million loans to the extent we do not receive these funds in the future, less EUR 7.9 million in purchase obligation, environmental cleanup, and other liabilities assumed by the buyer which remains consolidated on our balance sheet in accordance with the deposit method of real estate accounting.
We also recorded $12.0 million of severance reversals related to the sale of the facilities because the buyer assumed legal responsibility for the affected employees' severance liabilities. The severance reversals are included within restructuring reversals in the consolidated statement of operations. This severance reversal is a non-cash settlement and the statement of cash flows is adjusted for this non-cash transaction. There has been no material changes to these amounts in 2015. Details of the 2015 expenses, cash payments, and expected costs incurred related to the 2011 Global Plan are set out in the following table:

						As of December 31, 2015
In millions	Accrued December 31, 2014	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Currency	Accrued December 31, 2015	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$0.7	$0.6	$(0.5)	$(0.1)	$0.7	$22.9	$22.9
Contract termination	—	—	—	—	—	106.5	106.5
Other	11.5	(0.8)	(1.4)	(1.2)	8.1	36.8	36.8
Total	$12.2	$(0.2)	$(1.9)	$(1.3)	$8.8	$166.2	$166.2